Exhibit 10

                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of March 23, 1999, is by and among MFN Financial Corporation, a Delaware corporation (the "Company"), and the Persons identified on Schedule 1 hereto (the " New Securities Holders").

                                    RECITALS

                  A. Pursuant to the Company's Plan of Reorganization dated as of December 29, 1998 (the "Plan") as part of the distribution to Class 4 claimholders under the Plan, the Company will issue 9.5 million of the then outstanding shares of the New Common Stock of the Company (the "Shares") and certain New Senior Secured Notes (both as defined in the Plan) to such claimholders. In addition, the New Junior Subordinated Notes (as defined in the Plan) shall be distributed to Class 5 claimholders under the Plan.

                  B. As a condition to the consummation of the transactions contemplated by the Plan, the Company has agreed to grant certain securities registration rights to the New Securities Holders as set forth herein.

                                   AGREEMENTS

                  In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. In addition to the capitalized terms defined elsewhere in this Agreement and to the defined terms set forth in the Plan that are not otherwise defined herein, the following capitalized terms shall have the following meaning when used in this Agreement:

                  "Adverse Disclosure" means public disclosure of material non-public information relating to a significant transaction, which disclosure
(i) would be required to be made in any registration statement filed with the Commission by the Company so that such registration statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such registration statement; and (iii) would, in the good faith judgment of the Company's Board of Directors, have a material adverse effect upon the Company's ability to complete such significant transaction or upon the terms on which such significant transaction could be completed.

                  "Affiliate" means, as to any specified person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with, such specified Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the Company's New Common Stock issued pursuant to the Plan.

                  "Expiration Time" means the earlier of (i) March 23, 2002 (the 3rd anniversary of Effective Date of the Plan), and (ii) the first time at which no Holder holds more than 10% of the Shares.

                  "Holders" means the holders of Registrable Shares who are New Securities Holders or successors or assigns or subsequent holders contemplated by Section 15 hereof.

                  "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

                  "Qualified Public Offering" means the first underwritten offering of Common Stock made by the Company for its own account after the date hereof and on or prior to March 23, 2002 (the 3rd anniversary of Effective Date of the Plan) pursuant to an effective registration statement under the Securities Act.

                  "Registrable Shares" means the Common Stock, the New Senior Secured Notes, and the New Junior Subordinated Notes beneficially owned by the Holders; provided, however, that Registrable Shares shall not include (a) any share that has been sold under an effective registration statement pursuant to the Securities Act, or (b) any share that has been otherwise transferred (other than to a New Securities Holder or an Affiliate of a New Securities Holder) and in the opinion of counsel to the Company, the subsequent disposition of such share shall not require registration under the Securities Act.

                  "Registration Expenses" has the meaning ascribed to it in
Section 7 of this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Shelf Period" has the meaning set forth in Section 2(b).

                  "Shelf Registration" means a registration effected pursuant to
Section 2.

                  "Shelf Registration Statement" means a registration statement of the Company filed with the Commission on Form S-1 or, if available, Form S-3 (or any successors thereto) for an offering to be made on a continuous basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) covering some or all of the Registrable Shares, as applicable.

                  "Subsidiary" means any corporation, association or other entity of which securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the Company or one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries of the Company.

                  "Underwritten Offering" means a registration in which securities of the Company are sold to an underwriter on a firm commitment basis for reoffering to the public.

                  2.       Shelf Registration

                  (a) Filing. As soon as is practicable after the effective date of the Company's Plan, the Company shall file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Shares by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act. If, on the effective date of the Plan, the Company does not qualify to file a Shelf Registration Statement, then the provisions of Section 3, below, shall apply, but any time thereafter that the Company does so qualify, it shall, as promptly as practicable, file a Shelf Registration Statement.

                  (b) Continued Effectiveness. The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until the third anniversary of the Effective Date of the Plan (but in no event prior to the applicable period referred to in Section 4(3) of the Act and Rule 174 thereunder) (such period being the "Shelf Period"). Subject to Section 2(c), the Company shall not be deemed to have used its best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Holders of the Registrable Shares covered thereby not being able to offer and sell any such Registrable Shares during the Shelf Period, unless such action or omission is required by applicable law.

                  (c) Delay in Filing; Suspension of Registration. If the filing of the Shelf Registration Statement or the continued effectiveness of the Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, delay filing the Shelf Registration Statement or suspend use of the Shelf Registration Statement (in either case, a "Shelf Suspension"); provided, however, the Company shall not be permitted to exercise a Shelf Suspension (i) more than twice during any twelve (12) month period, (ii) for a period exceeding forty-five (45) days on any one occasion, or (iii) for an aggregate period exceeding sixty (60) days in any twelve (12) month period. In the case of a Shelf Suspension, the notice required above shall request the Holders to suspend any sale or purchase, or offer to sell or purchase the Registrable Shares, and to suspend use of the Prospectus related to the Shelf Registration in connection with any such sale or purchase or offer to sell or purchase. The Company shall immediately notify the holders upon the termination of any Shelf Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission therein and furnish to the holder such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request.

                  (d) Underwritten Offering. If the Holders of not less than 10% of the Shares covered by the Shelf Registration Statement so elect, the offering of Registrable Shares pursuant to such Shelf Registration Statement shall be in the form of an Underwritten Offering and the Company shall amend or supplement the Registration Statement, if appropriate. The Holders of not less than 50% of the Registrable Shares included in such Shelf Registration shall have the right to select the managing underwriter or underwriters to administer the offering, subject to the consent of the Company, which consent shall not be unreasonably withheld.

                  3.       Demand Registrations.

                  (a) Requests for Registration. If, at any time six months after the Effective Date of the Plan and prior to the Expiration Time, a Shelf Registration Statement shall not be effective (other than as a result of the operation of the provisions of Section 2(c) hereof), then at such time any Holder or Holders of at least 10% of the Shares may request registration under the Securities Act of all or part of their Registrable Shares; provided, however, that such request shall relate to not less than 10% of the Shares. Within 14 days after receipt of any request pursuant to this Section 3(a), the Company will give written notice of such request to all other holders of Registrable Shares and, subject to the terms hereof and applicable law, will use its best efforts to effect such registration and will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 14 days after the Company's notice has been given. All registrations requested pursuant to this
Section 3(a) are referred to herein as "Demand Registrations." Subject to the terms hereof, the Company shall have the right to include securities for its own account in any Demand Registration, and holders of the Company's securities who have the right to participate in any Demand Registration pursuant to an agreement with the Company shall have the right to include securities (the "Required Shares") in such Demand Registration.

                  (b) Number of Demand Registrations. The Holders may request no more than, and the Company will be obligated to effect no more than, three Demand Registrations pursuant to Section 3(a). A registration will not count as a Demand Registration hereunder until the related registration statement has become effective.

                  (c) Payment of Expenses for Demand Registrations. The Company will pay all Registration Expenses for any Demand Registration.

                  (d) Priority on Demand Registrations. The Holder or Holders initiating the Demand Registration may elect whether the offering of such Registrable Shares pursuant to such Demand Registration shall be in the form of a Underwritten Offering or otherwise. In any case in which an offering is in the form of a Underwritten Offering, if the managing underwriter or underwriters of such offering advises the Company in writing that, in its or their opinion, it is probable that inclusion of the number of Registrable Shares, Required Shares, if any, and securities of the Company ("Company Shares"), if any, proposed to be included in such offering would adversely affect the marketability of the Common Stock, the Company will include in such registration the number of Registrable Shares, Required Shares, if any, and Company Shares, if any, that in the opinion of such managing underwriter or underwriters can be sold without adversely affecting the market for the Common Stock. In such event, (a) first, the number of Required Shares, if any, and Company Shares, if any, to be offered shall be reduced to the extent necessary to reduce the total number of shares to be included in such offering to the number recommended by such managing underwriter or underwriters and (b) then, if necessary, the number of Registrable Shares to be offered shall be reduced pro rata on the basis of the relative number of Registrable Shares requested by each such Holder to be included in such registration to the extent necessary to reduce the total number of shares to be included in such offering to the number recommended by such managing underwriter or underwriters.

                  (e) Restrictions on Registrations. (i) The Company may postpone for a reasonable period not to exceed 120 days, the filing, amendment or the effectiveness of a registration statement for a Demand Registration if the board of directors of the Company determines reasonably and in good faith that such filing would be significantly disadvantageous to the Company or its stockholders.

                           (ii) A Holder shall not request the registration of
Registrable Shares pursuant to Section 3(a) hereof during the period commencing on the seventh day prior to the effective date of an offering by the Company that is registered under the Securities Act and ending on the ninetieth day after such offering is completed.

                  (f) Short-Form Registrations. If an underwritten Demand Registration is registered pursuant to Form S-3 (or any successor form thereto), and if the managing underwriter reasonably requests the inclusion in the Registration Statement of information which is not required under the Securities Act to be included on Form S-3, the Company will provide such information for inclusion by the managing underwriter.

                  4.       Piggyback Registrations.

                  (a) Right to Initial Piggyback. In connection with a Qualified Public Offering, if the registration form to be used may be used for the registration of Registrable Shares (an "Initial Piggyback Registration"), the Company will give written notice (the "Offering Notice") at least 21 days prior to the anticipated filing date to all holders of Registrable Shares of its intention to effect such a registration, and the Company will use its best efforts to effect such registration and will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 14 days after the Company's notice has been given (the "Included Registrable Shares"). Notwithstanding the foregoing, if, and to the extent, that the managing underwriter or underwriters of the offering advise the Company that in its or their opinion it is probable that the inclusion of the Included Registrable Shares in the Qualified Public Offering would adversely affect the marketability of the shares to be sold in such offering, then the total number of Included Registrable Shares may be reduced on a pro rata basis on the basis of the relative number of Registrable Shares requested by each such Holder to that number recommended by the underwriter or underwriters.

                  (b) Right to Additional Piggyback. At any time after the effective date of the Plan and prior to the Expiration Time, whenever Common Stock is to be registered under the Securities Act (including pursuant to a Demand Registration), and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Company will give an Offering Notice at least 21 days prior to the anticipated filing date to all holders of Registrable Shares of its intention to effect such a registration, and the Company will use its best efforts to effect such registration and will include in such registration all Registrable Shares with respect to which the Company has received a written request for inclusion therein within 14 days after the Offering Notice has been given.

                  (c) Priority on Primary Registrations. If a Piggyback Registration (including, without limitation, the Initial Piggyback Registration) is a primary Underwritten Offering on behalf of the Company, and the managing underwriter or underwriters advise the Company in writing that in its or their opinion it is probable that the inclusion of the number of securities requested to be included in the registration would adversely affect the marketability of the shares to be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Shares requested to be included in such registration which in the opinion of such underwriters can be sold without having such effect, pro rata among the Holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such Holders with further successive pro rata allocations among the Holders of Registrable Shares if any such Holder has requested the registration of less than all the Registrable Shares it is entitled to register, and (iii) third, other securities requested to be included in such registration.

                  (d) Priority on Secondary Registrations. If a Piggyback Registration is a secondary Underwritten Offering on behalf of holders of the Company's securities, and the managing underwriter or underwriters advise the Company in writing that in their opinion it is probable that the inclusion of the number of securities requested to be included in such registration would adversely affect the marketability of the shares to be sold in such offering, the Company will include in such registration the Registrable Shares held by the Holders requested to be included in such registration and the securities requested to be included therein by the holders of the Company's securities requesting such registration (all such Registrable Shares and other securities requesting such registration being collectively referred to as the "Secondary Shares") which in the opinion of such underwriters can be sold without having such effect, pro rata among the holders of such Secondary Shares on the basis of the number of Secondary Shares owned or deemed to be owned by such holders, with further successive pro rata allocations among the holders of Secondary Shares if any such holder of Secondary Shares has requested the registration of less than all such Secondary Shares it is entitled to register.

                  5.       Holdback Agreements.

                  (a) The Company agrees, if reasonably requested by the managing underwriter or underwriters, not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and during the 90-day period beginning on, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to a registration on Form S-4 or S-8 or any successor form or pursuant to any commitment to do so, condition or otherwise, existing on the date hereof).

                  (b) Each Holder agrees, if reasonably requested by the managing underwriter or underwriters, not to effect any public sale or distribution (including pursuant to Rule 144) of any equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and during the 90-day period beginning on, the effective date of any underwritten Piggyback Registration (which included such Holder's shares) or any underwritten Demand Registration or Shelf Registration (regardless of whether such registration included such Holder's Shares).

                  (c) Nothing herein shall prevent a Holder of Registrable Shares that is a partnership from making a distribution of Registrable Shares to its partners, a Holder of Registrable Shares that is a trust from making a distribution of Registrable Shares to its beneficiaries or a Holder of Registrable Shares that is a corporation from making a distribution of Registrable Shares to its shareholders. The Holders agree that any such distribution will be made in accordance with applicable law (including, without limitation, applicable federal and state securities laws) and that any distributees of Registrable Shares will take such shares subject to the terms of this Agreement.

                  6. Registration Procedures. Whenever the Holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to the terms of this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the terms hereof and the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as is practicable in connection with such an offering:

                  (a) prepare and file with the Commission, on any registration form for which the Company then qualifies and which the Company deems appropriate, a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective as soon as practicable after such filing;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as the Registrable Shares registered thereunder have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, however, except as required by the Securities Act and the rules and regulations promulgated thereunder, and except pursuant to Shelf Registrations under Section 2 hereunder, the Company shall not be obligated to keep any registration statement effective for a period in excess of 45 days;

                  (c) furnish to each seller of such Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

                  (d) register or qualify such Registrable Shares under such other securities laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or desirable to enable such seller to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified,
(ii) subject itself to taxation in any such jurisdiction, (iii) consent to general service of process in any such jurisdiction, or (iv) provide any undertaking required by such other securities or "blue sky" laws or make any change in its charter or by-laws that the board of directors of the Company determines in good faith to be contrary to the best interest of the Company and its stockholders;

                  (e) cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided that all applicable listing requirements are satisfied;

                  (f) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                  (g) enter into such customary agreements (including underwriting agreements) and take all such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Shares in accordance with the Holders' intended methods of disposition;

                  (h) make available for inspection by any seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent designated by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to exercise their due diligence responsibilities, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Inspector in connection with such registration statement (other than those documents subject to the attorney/client or attorney work product privileges), provided that all such Inspectors be bound by or enter into confidentiality agreements with the Company in the form reasonably approved by the Company. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless the contents of such Records become publicly available or the release of such Records is ordered pursuant to a subpoena or other order from a court or governmental agency of competent jurisdiction or required pursuant to applicable state or federal law. Each seller of Registrable Shares agrees that it will, upon learning that disclosure of such Records are sought by a court or governmental agency, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (i) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (j) notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (k) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                  (l) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (m) prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected b the Holders of a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

                  (n) at the request of the managing underwriter or underwriters in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters, covering such customary matters as such underwriters may reasonably request; and (ii) a letter or letters from the independent certified public accountants of the Company addressed to the underwriters, covering such customary matters as such underwriters may reasonably request.

                  Each Holder of Registrable Shares agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (k) of this Section 6, such Holder shall forthwith discontinue disposition of Registrable Shares pursuant to the registration statement covering such Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (k) of this
Section 6 and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

                  7. Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with federal, state and foreign securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration which shall be borne by the holder of such Registrable Shares) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company. In addition, the Company will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review and the expense of any liability insurance obtained by the Company and the expenses and fees for listing the securities to be registered on each securities exchange. Registration Expenses shall not include expenses incurred by the Holders (such expenses of the Holders shall include, but not be limited to, underwriting discounts and commissions relating to the Registrable Shares, brokerage fees, transfer taxes, and the fees and expenses of any counsel, accountants or other representatives retained by the Holders) which expenses shall be borne by the Holders.

                  8.       Indemnification.

                  (a) The Company agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Shares, its partners, officers, directors, trustees and beneficiaries and each Person who controls such seller (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses including, but not limited to, reasonable attorneys' fees except as limited by Section 8(c) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of a prospectus, in light of the circumstances in which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such seller expressly for use therein or by such seller's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished such seller with a sufficient number of copies of the same or by the seller's delivery of a prospectus after the Company notified such seller to discontinue delivery of prospectuses. In connection with an underwritten offering, the Company, if requested, will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares.

                  (b) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, but not limited to, reasonable attorneys' fees except as limited by Section 8(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of a prospectus, in light of the circumstances in which they were made, not misleading, but only to the extent that such untrue statement or omission is contained in or improperly omitted from, as the case may be, any information or affidavit so furnished in writing by such seller; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, in any event, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement. In connection with an underwritten offering, each seller of Registrable Shares will, if requested, agree to indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided in this Section 8(b) with respect to the Company.

                  (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. Each indemnifying party also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event such indemnifying party's indemnification is unavailable for any reason.

                  9. Compliance with Rule 144. The Company covenants that it shall file the reports required to be filed by it under the Securities Exchange Act, and the rules and regulations thereunder so long as the Company is obligated to file such reports, and it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rules or regulations hereafter adopted by the Commission. Upon the written request of any Holder, the Company shall delivery to such Holder a written statement as to whether it has complied with such requirements.

                  10. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (A) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  11. Reductions of Registrable Shares in an Offering. In the event the aggregate number of Registrable Shares to be included in a Demand Registration or Piggyback Registration is reduced by operation of the terms hereof to a number less than the number requested by the Holders to be included in such registration, such aggregate reduction may be allocated among, and borne by, the Holders in any manner agreed upon by the Holders notwithstanding any provision herein regarding the manner in which such reduction shall be allocated among, and borne by, the Holders.

                  12.      Intentionally Omitted.

                  13. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                  14. Amendments and Waivers. The provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the Holders of a majority of the Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Shares and the Company. Each Holder acknowledges that by operation of this paragraph the Holders of a majority of the Registrable Shares, acting in conjunction with the Company, will have the right and power to diminish or eliminate all rights pursuant to this Agreement.

                  15. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares, provided that (a) the Company shall be notified in writing of the assignment and (b) such subsequent holder shall not have any rights to a Piggyback Registration unless such subsequent holder owns no less than 10% of the Shares.

                  16. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

                  17. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  18. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

                  19. Notices. any notices required or permitted to be sent hereunder shall be delivered personally, telecopied (and confirmed) or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally or telecopied, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

                  If to the initial Holders of the Registrable Shares, to the addresses set forth on Schedule 1 hereto.

                  If to the Holders of Registrable Shares other than the initial Holders of the Registrable Shares, to the addresses set forth on the stock record books of the Company.

                  If to the Company, to:

                           Mercury Finance Company
                           100 Field Drive - Suite 340
                           Lake Forest, Illinois  60045
                           Facsimile:  847-295-8785
                           Attention:  Mark Dapier, General Counsel

                  20. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that state.

                  21. Counterparts and Facsimile Execution. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. This agreement may be executed by the exchange of signatures by facsimile transmission. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Company.

                  [Remainder of page intentionally left blank.
                            Signature pages follow.]

         IN WITNESS WHEREOF, MFN FINANCIAL CORPORATION has caused this Registration Statement to be duly executed.

                                      MFN FINANCIAL CORPORATION


                                      By:
                                      Title:

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